UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported): July 16, 2002


                UGOMEDIA INTERACTIVE CORPORATION
             --------------------------------------
       (Exact name of Registrant as specified in charter)


     Nevada               000-31160              88-0470239
  --------------------------------------------------------------
   (State of       (Commission File Number)     (IRS Employer
 Incorporation)                                Identification No.)


  3400 West Desert Inn Road, Suite 13         89102
 ---------------------------------------------------------------
(Address of Principal Executive             (Zip Code)
           Offices)


Registrant's telephone number, including area code: (317) 915-9220

                              N/A
                      ------------------
 (Former Name or Former Address, if Changed Since Last Report)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The registrant has engaged Malone & Bailey, PLLC as its principal accountant to replace its former principal accountant, Chavez & Koch, CPA's, Ltd. The former accountant was dismissed on July 16, 2002. The decision to change accountants was approved by the Board of Directors of the registrant.

     During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with Chavez & Koch, CPA's, Ltd. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except the audited statements prepared by Chavez & Koch did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, Chavez & Koch did not advise the Company with regard to any of the following:

1. That internal controls necessary to develop reliable financial statements did not exist; or
2. That information has come to the attention of Chavez & Koch, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or
3. That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and

     Chavez & Koch, CPA's, Ltd. has been provided with a copy of this disclosure and has furnished a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree. The letter from Chavez & Koch, CPA's, Ltd. is filed herewith.

     During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Malone & Bailey, PLLC regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

ITEM 7.  EXHIBITS

     Exhibit 16.

          (A)  Letter from former accountants



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                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                UGOMEDIA INTERACTIVE CORPORATION
                          (Registrant)

By: /s/ Michael W. Stapleton
---------------------------------
Michael W. Stapleton, CEO

  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature                   Title                 Date
   -------------              ----------            ---------

/s/ Michael W. Stapleton    President & CEO        August 7, 2002
------------------------
Michael W. Stapleton










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